UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

Practus™ LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2019

Item #1. Reports to Stockholders.

INDEX	Perkins Discovery Fund

SEMI-ANNUAL
REPORT

For the Six Months Ended September 30, 2019 (unaudited)

Perkins Discovery Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Perkins Discovery Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2019 and are subject to change at any time.

Stated performance in the Fund was achieved at some or all points during the period by Perkins Capital Management, Inc. (“Perkins”), the investment advisor to the Fund.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Letter to Shareholders

October 21, 2019

Dear Shareholders:

The fiscal six-month period ended September 30, 2019 was difficult for the Perkins Discovery Fund (the “Fund”) and micro-cap stocks in general. The Fund finished the period with a return of -14.19% versus -3.91% for the Wilshire U.S. Micro-Cap Index, 3.39% for the NASDAQ Composite Index and 5.02% for the S&P 500® Index. Micro-cap stocks, overall, underperformed large-cap stocks as represented by the S&P 500® Index.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the six-month period, we acquired no new holdings, disposed of four and sold parts of others, to fund redemptions. As a result, the portfolio went from 43 holdings to 39. We started the period with 92.3% of the Fund’s assets invested in equities and ended with 99.5% invested in equities.

Our three best gaining stocks for the six-month period were Rubicon Project, Inc., Natera, Inc. and USA Technologies, Inc. Rubicon Project is a cloud-based automated advertising platform used by publishers and advertisers to purchase and sell digital advertising, enabling them to reach consumers on the internet. A holding since May of 2018 Rubicon has been growing revenue in excess of 30% for the past few quarters. Natera is a cell-free DNA genetics testing and diagnostic company. Its products are used for prenatal testing, organ transplant rejection monitoring, and other non-invasive testing. We expect Natera’s growth to accelerate as they begin to commercialize a new personalized oncology decision-making product, for cancer recurrence monitoring. USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market including vending machines, laundry, car wash, arcade, kiosk and other unattended locations. Since our purchase in mid-2016, USA Technologies acquired Cantaloupe Systems, through which it also provides logistics, route scheduling, inventory, warehouse, accounting and other important solutions to its self-serve retail customers. The company recently filed its delinquent reports and announced a leadership transition.

The Fund’s three worst declining stocks for the period were Fluidigm Corp, Pareteum Corp and Rockwell Medical, Inc. Fluidigm, a leader in mass cytometry and microfluidics, provides biotechnology tools to leading academic, government, pharmaceutical, biotechnology, and plant and animal research

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Perkins Discovery Fund

Letter to Shareholders - continued

laboratories worldwide. Their growth is driven by increasing research in genomics, cancer, immunology, and immunotherapy. A top performer for the Fund last year, it experienced a pullback during the last six months. Pareteum is a communication platform as a service provider through its Global Cloud Communications Platform. We believe the company has good technology; however, we recently sold our position due to management turmoil and poor stock performance. Rockwell Medical, a long-term holding, has undergone a restructuring with new management over the past year. They are in the process of launching Triferric, their iron maintenance product for dialysis patients, which we believe has big potential.

The table below shows the Fund’s performance for various periods ended September 30, 2019.

Annualized Total Return	Perkins Discovery Fund	Wilshire U.S. Micro-Cap Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	10.13%	6.84%	7.14%	4.70%
Fifteen Year	7.37%	5.38%	10.07%	6.77%
Ten Year	9.02%	8.19%	14.19%	10.91%
Five Year	7.18%	4.07%	12.23%	8.58%
Three Year	12.16%	4.01%	14.62%	11.14%
One Year	-14.19%	-15.95%	-0.58%	2.15%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, the return would be reduced.

After a sharp decline in the fourth quarter of last year and an equally sharp recovery in this year’s first quarter, the market has spent the last six months moving up and down in a trading range. We believe that we could continue to see a prolonged period of slow but steady economic expansion fueled by tax cuts, a strong labor market and rising consumer confidence. This leads us to believe that the current consolidation should resolve itself to the upside.

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Perkins Discovery Fund

Letter to Shareholders - continued

We cannot control the action of the market; however, we will continue to choose and invest in stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these will reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard C. Perkins, C.F.A. President	Daniel S. Perkins, C.F.A. Chief Operating Officer

Opinions expressed above are those of Richard C. Perkins and Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Dow Jones Wilshire U.S. Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (11/19)

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Portfolio Compositionas of September 30, 2019 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Health Care Drugs/Services	22.41%
Health Care Supplies	18.46%
Health Care Support	17.39%
Information Technology	14.09%
Health Care Manufacturing	12.58%
Software Services	5.04%
Health Care Technology	3.43%
Industrial	2.52%
Consumer Discretionary	2.45%
Communication Services	1.07%
Food & Beverage Manufacturing	0.97%
Oil & Gas	0.45%
100.86%

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Schedule of InvestmentsSeptember 30, 2019 (unaudited)

	Shares	Fair Value
COMMON STOCKS – 100.86%

COMMUNICATION SERVICES – 1.07%
Pareteum Corp.*	122,500	$158,025

CONSUMER DISCRETIONARY – 2.45%
Sportsman’s Warehouse Holdings, Inc.*	46,500	240,870
Tile Shop Holdings, Inc.	37,500	119,625
		360,495

FOOD & BEVERAGE MANUFACTURING – 0.97%
Craft Brew Alliance, Inc.*	17,500	143,325

HEALTH CARE DRUGS/SERVICES – 22.41%
ANI Pharmaceuticals, Inc.*	4,900	357,112
Assertio Therapeutics, Inc.*	45,000	57,600
Champions Oncology, Inc.*	50,000	282,500
Interpace Diagnostics Group, Inc.	307,500	242,956
NeoGenomics, Inc.*	43,000	822,160
Veracyte, Inc.*	32,500	780,000
Vericel Corp.*	50,000	757,000
		3,299,328

HEALTH CARE MANUFACTURING – 12.58%
AtriCure, Inc.*	23,500	586,090
Cardiovascular Systems, Inc.*	22,500	1,069,200
Fluidigm Corp.*	42,500	196,775
		1,852,065

HEALTH CARE SUPPLIES – 18.46%
Antares Pharma, Inc.*	110,000	367,950
Apyx Medical Corp.*	61,000	412,970
AxoGen, Inc.*	42,500	530,400
BioLife Solutions, Inc.*	27,500	457,187

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Schedule of Investments - continuedSeptember 30, 2019 (unaudited)

	Shares	Fair Value
Chembio Diagnostics, Inc.*	40,000	$244,800
Cryoport, Inc.*	22,500	367,988
Sensus Healthcare, Inc.*	39,745	238,470
ViewRay, Inc.*	33,500	97,150
		2,716,915

HEALTH CARE SUPPORT – 17.39%
BioTelemetry, Inc.*	15,000	610,950
CareDx, Inc.*	24,500	553,945
Natera, Inc.*	28,000	918,400
Option Care Health, Inc.*	69,000	220,800
Rockwell Medical, Inc.*	92,500	255,300
		2,559,395

HEALTH CARE TECHNOLOGY – 3.43%
HTG Molecular Diagnostics, Inc.*	102,500	69,700
OptimizeRx Corp.*	30,000	434,400
		504,100

INDUSTRIAL – 2.52%
Capstone Turbine Corp.*	245,000	124,876
Radiant Logistics, Inc.*	47,500	245,575
		370,451

INFORMATION TECHNOLOGY – 14.09%
Airgain, Inc.*	25,000	293,750
Perficient, Inc.*	9,800	378,084
The Rubicon Project, Inc.*	100,000	871,000
USA Technologies, Inc.*	50,000	366,500
Veritone, Inc.*	46,000	164,220
		2,073,554

OIL & GAS – 0.45%
Profire Energy, Inc.*	35,000	66,150

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Schedule of Investments - continuedSeptember 30, 2019 (unaudited)

	Shares	Fair Value
SOFTWARE SERVICES – 5.04%
Asure Software, Inc.*	42,500	$285,175
ePlus, Inc.*	6,000	456,540
		741,715

TOTAL COMMON STOCKS – 100.86%
(Cost: $9,909,411)		14,845,518

TOTAL INVESTMENTS – 100.86%
(Cost: $9,909,411)		14,845,518
Liabilities in excess of other assets – (0.86%)		(125,875)
NET ASSETS – 100.00%		$14,719,643

*Non-Income producing

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Statement of Assets and LiabilitiesSeptember 30, 2019 (unaudited)

ASSETS
Investments at fair value (identified cost of $9,909,410) (Note 1)	$14,845,519
Receivable for securities sold	582,593
Receivable for capital stock sold	53
Dividends and interest receivable	18
Prepaid expenses	56,131
TOTAL ASSETS	15,484,314

LIABILITIES
Due to custodian	482,831
Payable for capital stock redeemed	193,989
Accrued advisory fees	11,862
Accrued 12b-1 fees	62,525
Accrued accounting, administration and transfer agent fees	1,344
Accrued professional fees	8,782
Other accrued expenses	3,338
TOTAL LIABILITIES	764,671

NET ASSETS	$14,719,643

Net Assets Consist of:
Paid-in capital	$10,502,315
Distributable earnings	4,217,328

Net Assets	$14,719,643

NET ASSET VALUE PER SHARE
Investor Class Shares:
Net Assets	$14,719,643
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	300,081
Net Asset Value and Offering Price Per Share	$49.05
Redemption Price Per Share*	$48.56

*Redemption Price includes fee of 1% per share on the proceeds redeemed within 45 days of purchase.

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Statement of OperationsSix months ended September 30, 2019 (unaudited)

INVESTMENT INCOME
Dividend	$7,000
Interest	6,357
Total investment income	13,357

EXPENSES
Investment management fees (Note 2)	125,691
12b-1 fees (Note 2)	31,423
Recordkeeping and administrative services (Note 2)	16,451
Accounting fees (Note 2)	12,623
Custody fees	1,784
Transfer agent fees (Note 2)	9,613
Professional fees	36,179
Filing and registration fees	15,769
Trustee fees	2,657
Compliance fees	3,506
Shareholder reports	10,833
Shareholder servicing	8,999
Insurance	1,418
Other	7,086
Total expenses	284,032
Recovery of previously waived management fees (Note 2)	30,195
Net expenses	314,227
Net investment income (loss)	(300,870)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(107,939)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(2,766,161)
Net realized and unrealized gain (loss) on investments	(2,874,100)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,174,970)

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Statement of Changes in Net Assets

	Six months ended September 30, 2019 (unaudited)		Year ended March 31, 2018
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(300,870)		$(463,991)
Net realized gain (loss) on investments	(107,939)		(165,231)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(2,766,161)		4,142,818
Increase (decrease) in net assets from operations	(3,174,970)		3,513,596

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	—		(109,914)
Decrease in net assets from distributions	—		(109,914)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	5,233,457		38,226,811
Distributions reinvested	—		104,071
Shares redeemed	(18,049,723	)(A)	(17,773,312	)(A)
Increase (decrease) in net assets from capital stock transactions	(12,816,266)		20,557,570

NET ASSETS
Increase (decrease) during period	(15,991,236)		23,961,252
Beginning of period	30,710,879		6,749,627
End of period	$14,719,643		$30,710,879

(A)Includes redemption fees of:	$14,405		$65,656

[This page intentionally left blank]

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Financial Highlights

See Notes to Financial Statements

SEMI-ANNUAL REPORT

	Six months ended September 30, 2019 (unaudited)		Years Ended March 31,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$57.16		$40.73		$33.39	$27.52	$37.54	$38.98
Investment activities
Net investment income (loss)(1)	(0.67)		(1.19)		(0.90)	(0.75)	(0.67)	(0.71)
Net realized and unrealized gain (loss) on investments	(7.47)		17.72		8.24	6.62	(9.35)	(0.73)
Total from investment activities	(8.14)		16.53		7.34	5.87	(10.02)	(1.44)
Distributions
Net realized gain	—		(0.27)		—	—	—	—
Total distributions	—		(0.27)		—	—	—	—
Paid-in capital from redemption fees	0.03		0.17		—	—	— (2)	—
Net asset value, end of period	$49.05		$57.16		$40.73	$33.39	$27.52	$37.54
Total Return	(14.19	%)**	41.17%		21.98%	21.33%	(26.69%)	(3.69%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.26	%*	2.20%		3.38%	3.31%	3.27%	2.84%
Expenses, net of waiver or recovery (Note 2)	2.50	%(3)*	2.50	%(3)	2.50%	2.42%	2.25%	2.16%
Net investment income (loss)	(2.39	%)*	(2.24%)		(2.41%)	(2.29%)	(2.01%)	(1.96%)
Portfolio turnover rate	0.00	%**	25.76%		10.43%	17.80%	2.20%	21.13%
Net assets, end of period (000’s)	$14,720		$30,711		$6,750	$6,441	$6,178	$9,619

(1) Per share amounts calculated using the average shares outstanding during the period.

(2) Less than $0.01 per share.

(3) Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.24% for the six months ended September 30, 2019 and by 0.30% for the year ended March 31, 2019.

* Annualized

** Not annualized

Perkins Discovery Fund

Selected Per Share Data Throughout Each Period

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial StatementsSeptember 30, 2019 (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund (the “Fund”) is a diversified series of the World Funds Trust (“WFT”), which is registered under The Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007.The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios. On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by WFT’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,845,518	$—	$—	$14,845,518

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no transfers into or out of any levels during the six months ended September 30, 2019. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the six months ended September 30, 2019.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the six months ended September 30, 2019, there were no such reclassifications.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 13, 2019, pursuant to an Investment Advisory Agreement (“Agreement”), the Fund’s investment advisor, Perkins Capital Management, Inc. (“Perkins”), provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. A change of control transaction has occurred as a result of Mr. Richard W. Perkins passing, whereby, ownership interest in Perkins has been transferred in equal shares to his sons, Daniel S. Perkins and Richard C. Perkins.

For the six months ended September 30, 2019, Perkins earned $125,691 in investment management fees.

Perkins has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2020. The Agreement may be terminated at any time by the Board upon 60 days’ notice to Perkins, or by Perkins with the consent of the Board. Each waiver or reimbursement of an expense by Perkins is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the six months ended September 30, 2019, Perkins received $30,195 of previously waived advisory fees.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

The total amount of recoverable reimbursements for the Fund as of September 30, 2019, and expiration dates, was as follows:

Recoverable Reimbursements and Expiration Dates
2020	2021	2022	2023	Total
$61,169	$60,470	$ —	$ —	$121,639

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the distributor of the Trust for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s shares for activities primarily intended to result in the sale of those shares.

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

For the six months ended September 30, 2019, the following expenses were incurred:

Class	Type of Plan	Fees Incurred
Investor	12b-1	$31,423
Investor	Shareholder Services	$8,999

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent and accounting agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the six months ended September 30, 2019, the following fees were earned:

Record Keeping & Administration	Transfer Agent	Accounting Agent
$16,451	$9,613	$12,623

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus™ LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus™ LLP. Tina H. Bloom and Bo James Howell are Assistant Secretaries of the Trust and Partners of Practus™ LLP. Mr. Lively, Ms. Bloom and Mr. Howell receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term notes for the six months ended September 30, 2019, were as follows:

Purchases	Sales
$ —	$10,628,777

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

The tax character of distributions during the six months ended September 30, 2019 and year ended March 31, 2019 were as follows:

	Six months ended September 30, 2019 (unaudited)	Year ended March 31, 2019
Distributions paid from:
Realized gains	$—	$109,914

As of September 30, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

Accumulated undistributed net investment income (loss)	$(445,610)
Accumulated net realized gain (loss)	(273,170)
Net unrealized appreciation (depreciation) on investments	4,936,108
$4,217,328

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$9,909,411	$6,615,916	$(1,679,808)	$4,936,108

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Six months ended September 30, 2019 (unaudited)	Year ended March 31, 2019
Shares sold	92,371	708,224
Shares reinvested	—	2,271
Shares redeemed	(329,552)	(338,933)
Net increase (decrease)	(237,181)	371,562

NOTE 6 – SPECIAL MEETING OF THE SHAREHOLDERS

A Special Meeting of the Shareholders of the Perkins Discovery Fund, a series portfolio of WFT was held on September 13, 2019 for the purpose of considering the approval of the following proposals:

1.	To approve the investment advisory agreement with respect to the Perkins Discovery Fund between Perkins Capital Management, LLC and World Funds Trust.
2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes eight (8) Sub-Proposals) as follows:
2.1	To amend the fundamental investment restriction regarding loans;
2.2	To amend the fundamental investment restriction regarding borrowing;
2.3	To amend the fundamental investment restriction regarding underwriting securities;
2.4	To amend the fundamental investment restriction regarding investments in commodities;
2.5	To amend the fundamental investment restriction regarding investments in real estate;
2.6	To amend the fundamental investment restriction regarding concentration;
2.7	To amend the fundamental investment restriction regarding issuing senior securities; and
2.8	To amend the fundamental investment restriction regarding diversification.
3.	To approve elimination of certain fundamental investment restrictions of the Fund (includes two (2) Sub-Proposals) as follows:
3.1	To eliminate the fundamental investment restriction regarding purchasing securities on margin; and
3.2	To eliminate the fundamental investment restriction regarding participating on a joint or joint and several basis in any securities trading account.
4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2019 (unaudited)

All proposals were approved by the shareholders of the Fund and were effective based on the following results:

Total outstanding shares:	472,526
Total shares voted:	249,017

Proposal	Voted for	Voted against	Abstained
1.	201,617	8,458	38,942

2.
2.1	201,266	9,180	38,570
2.2	200,230	9,081	39,705
2.3	200,254	8,552	40,211
2.4	200,226	8,948	39,842
2.5	200,530	8,424	40,063
2.6	200,094	9,074	39,848
2.7	200,197	9,495	39,325
2.8	200,347	8,587	40,083

3.
3.1	200,269	8,610	40,136
3.2	196,246	13,721	39,050

4.	195,060	13,587	40,370

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting held on May 29-30, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the approval of a new Investment Advisory Agreement (the “New Agreement”) between the Trust and Perkins Capital Management, LLC (“Perkins”) on behalf of the Perkins Discovery Fund. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement between the Trust and Perkins on behalf of the Perkins Discovery Fund, including the following material factors: (i) the nature, extent, and quality of the services provided by Perkins; (ii) the investment performance of the Perkins Discovery Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Perkins Discovery Fund; (iv) the extent to which economies of scale would be realized if the Perkins Discovery Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s investors; and (v) Perkins’ practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board reflected on its recent decision in November 2018 to approve the continuation of the existing Investment Advisory Agreement (the “Prior Agreement”) for another year. The Board also considered its discussions with representatives of Perkins and materials provided by such persons at Board meetings throughout the year.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board considered a letter from counsel to the Trust (“Counsel”) to Perkins and Perkins’ responses to that letter, a copy of Perkins’ financial information, a fee comparison analysis for the Perkins Discovery Fund and comparable mutual funds and the New Agreement. Counsel reviewed with the Board a memorandum from Counsel and the proposed New Agreement. Counsel outlined various factors the Board should consider in deciding whether to approve the New Agreement. The Trustees considered numerous factors, including:

1.Nature, Extent, and Quality of the Services Provided by Perkins.

In considering the nature, extent, and quality of the services to be provided by Perkins, the Trustees reviewed the responsibilities of Perkins under the New Agreement. The Trustees reviewed the services to be provided by Perkins to the Perkins Discovery Fund, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Perkins Discovery Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Perkins Discovery Fund among the service providers and the Trustees who are not “interested persons,”, as that term is defined in the Investment Company Act of 1940, of the Trust (the “Independent Trustees”); and its efforts to promote the Perkins Discovery Fund and grow its assets. The Trustees evaluated Perkins’ personnel, focusing on the education and experience of its compliance and portfolio management personnel. They considered the contributions made by Mr. Richard W. Perkins over the years and the impact his death will have on the Perkins Discovery Fund going forward. The Trustees noted that Mr. Daniel S. Perkins has been a co-portfolio manager to the Perkins Discovery Fund since its inception 1998 and was a co-founder of Perkins in 1984. They also noted that Mr. Richard C. Perkins has been actively involved in the investment research process at Perkins for many years and was named a portfolio manager for the Perkins Discovery Fund in 2018. The Trustees considered Mr. Richard C. Perkins’ tenure with Perkins, noting that he joined the firm in 1990. The Trustees considered Perkins’ decision to extend the expense limitation agreement in place for the Perkins Discovery Fund through at least July 31, 2020 and the benefits shareholders should receive from such agreement. The Trustees reflected on their meetings throughout the year with the representatives from Perkins. The Trustees considered information from Perkins relating to the specific skill set of the portfolio managers implementing the Perkins Discovery Fund’s investment strategy. After reviewing the foregoing information and further information in the materials provided by Perkins (including Form ADV), the Board concluded

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

that, in light of all the facts and circumstances, the nature, extent, and quality of the services to be provided by Perkins will be satisfactory and adequate for the Perkins Discovery Fund.

2.Investment Performance of the Perkins Discovery Fund and Perkins.

In considering the investment performance of the Perkins Discovery Fund and Perkins, the Trustees compared the short- and long-term performance of the Perkins Discovery Fund with several relevant indices and to funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data selected by Morningstar, Inc. The Trustees noted that Morningstar selected the Perkins Discovery Fund’s peer group by screening its universe of small growth, small blend, and healthcare funds that focus on micro-cap companies, which resulted in a peer group of 13 funds for the one-year period ended September 30, 2018, none of which were healthcare funds. It was further noted that the Perkins Discovery Fund ranked as the top fund relative to its Morningstar peer group and custom category for the one- and three-year periods ended September 30, 2018, and in the second quartile for the ten years ended September 30, 2018. The Trustees noted that the Perkins Discovery Fund ranked in the third quartile relative to its Morningstar peer group and the second quartile relative to its Morningstar custom category for the five years ended September 30, 2018. The Trustees reviewed comparative performance data for the Perkins Discovery Fund versus the Wilshire U.S. MicroCap Index, the S&P 500 Index, the Russell 2000 Index, and the NASDAQ Composite, noting that for the year-to-date, one-year, and three-year periods ended September 30, 2018, the Perkins Discovery Fund outperformed each Index. The Trustees also reviewed more current performance information for the Perkins Discovery Fund, noting that the Perkins Discovery Fund continues to significantly outperform its comparative indices for the one- and three- year periods ended March 31, 2019. The Trustees also discussed comparative performance data on separate accounts managed by Perkins, noting that this data was not particularly relevant because many of these accounts were invested in larger capitalization companies and, in some instances, managed by individuals not part of the Perkins Discovery Fund’s portfolio management team. The Trustees considered both the short- and long-term performance record of the Perkins Discovery Fund, the experience of the portfolio management team and, the volatile nature of funds that focus their investments in a concentrated portfolio of small- and micro-cap companies. After discussing the investment performance of the Perkins Discovery Fund further, Perkins’ experience managing the Perkins Discovery Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Perkins Discovery Fund and Perkins was acceptable at this time.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

3.Costs of the Services provided and profits realized by Perkins.

In considering the costs of the services provided and profits realized by Perkins from the relationship with the Perkins Discovery Fund, the Trustees considered: Perkins’ financial condition and the level of commitment to the Perkins Discovery Fund by the principals of Perkins; the asset level of the Perkins Discovery Fund; the overall expenses of the Perkins Discovery Fund; and the nature and frequency of projected advisory fee payments. The Trustees reviewed information provided by Perkins regarding its profits associated with managing the Perkins Discovery Fund. It was noted that as in prior years, the Perkins Discovery Fund was not profitable to Perkins for the 12 months ended September 30, 2018, but that the Perkins Discovery Fund is projected to be profitable at current asset levels. They noted that the Perkins Discovery Fund has continued to see an increase in net assets, which should result in Perkins becoming profitable as it relates to its services to the Perkins Discovery Fund. The Trustees also considered potential benefits for Perkins in managing the Perkins Discovery Fund. The Trustees compared the fees and expenses of the Perkins Discovery Fund (including the advisory fee) to its Morningstar peer group noting that the Perkins Discovery Fund’s overall net expense ratio was in the bottom quartile (i.e., it was among the highest fees). However, the Trustees noted that the Perkins Discovery Fund’s advisory fee was in line with the advisory fees charged by its Morningstar peer group. The Trustees also recognized that Perkins has agreed to continue its expense limitation agreement for the Perkins Discovery Fund through at least July 31, 2020, which reduces the overall fees paid by shareholders. Based on the foregoing, the Board concluded that the fees to be paid to Perkins by the Perkins Discovery Fund and the potential profits to be realized by Perkins, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Perkins.

4.Economies of Scale.

The Board next considered the impact of economies of scale on the size of the Perkins Discovery Fund and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s shareholders. The Trustees considered that while the advisory fee will remain the same at all asset levels, the Perkins Discovery Fund’s shareholders had experienced benefits as a result of the Perkins Discovery Fund’s expense limitation arrangement. The Trustees noted that the Perkins Discovery Fund’s shareholders will continue to experience benefits from the expense limitation arrangement through at least July 31, 2020 if the Perkins Discovery Fund’s expenses increase above the

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

agreed upon cap. The Trustees also noted Perkins intention to close the Perkins Discovery Fund to new investors when its total assets reach $100 million, with total assets at approximately $30.7 million at March 31, 2019, which would limit the benefit of any breakpoints in Perkins fee schedule. They noted that the Perkins Discovery Fund’s assets have continued to increase but have not reached a point where Perkins would consider closing the Perkins Discovery Fund to new investors. The Trustees considered that the Perkins Discovery Fund’s shareholders may benefit from economies of scale under the Perkins Discovery Fund’s agreements with service providers other than Perkins, if the Perkins Discovery Fund’s assets grow to a level where breakpoints are applicable. The Trustees noted that at the current asset levels the Perkins Discovery Fund’s shareholders would not realize any economies of scale, that the expense limitation agreement has reduced expenses, and that Perkins had agreed to extend the expense limitation arrangement in place through at least July 31, 2020. In light of its ongoing consideration of the Perkins Discovery Fund’s asset levels, expectations for growth in the Perkins Discovery Fund, and fee levels, the Board determined that the Perkins Discovery Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Perkins.

5.Adviser’s Practices Regarding Possible Conflicts of Interest and Benefits to Perkins.

In considering Perkins practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Perkins Discovery Fund; the basis of decisions to buy or sell securities for the Perkins Discovery Fund; and the substance and administration of Perkins’ code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Perkins’ potential conflicts of interest. The Trustees considered that Perkins intends to continue to utilize soft dollars through Perkins Discovery Fund transactions, and Perkins will continue to benefit from the publicity of managing a public fund. The Trustees also considered Perkins may benefit by using the Perkins Discovery Fund as an investment option for some of its smaller client accounts. Based on the foregoing, the Board determined that Perkins’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board then reflected on information reviewed at its prior meetings, including the meeting held on November 13-14, 2018, where they approved the Prior Agreement for an additional annual term. The Board also acknowledged the discussions it had with representatives from Perkins throughout the past year and at this Meeting. Next, the Independent Trustees met in executive session with Counsel to discuss the approval of the New Agreement. The other officers of the Trust were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at the November 13-14, 2018 meeting, as well as information received at this Meeting, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Perkins Discovery Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Trustees determined that the compensation payable under the New Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the New Agreement.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2019 and held for the six months ended September 30, 2019.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratio	Expenses Paid During Period Ended* 9/30/19
Investor Class Actual	$1,000.00	$858.12	2.50%	$11.61
Investor Class Hypothetical**	$1,000.00	$1,012.50	2.50%	$12.58

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 366 days in the current year.

** 5% return before expenses.

Investment Adviser:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, PA 19102-2529

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Legal Counsel:

Practus™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1) Code of ethics

Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Executive Officer

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Executive Officer

Date: December 6, 2019

By (Signature and Title)*:	/s/ Ann MacDonald

Ann MacDonald
Principal Financial Officer

Date: December 6, 2019

* Print the name and title of each signing officer under his or her signature.